                                                                   Exhibit 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                    $468,592,000 SECURITIZATION BONDS, SERIES

         Pursuant to Section 3.05 of the Servicing Agreement dated as of
         November 8, 2001 (the "Consumers Servicing Agreement") between
        Consumers Energy Company, as Servicer and Consumers Funding LLC,
             as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: July 2005

CURRENT BILLING MONTH 7/5/2005 - 8/2/2005                  COLLECTION CURVE 100%

STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                       $111,232,568
Residential SECURITIZATION CHARGE (SC) Billed                  $  1,365,724   1.228%
Commercial Total Billed                                        $ 78,792,830
Commercial SECURITIZATION CHARGE (SC) Billed                   $  1,406,947   1.786%
Industrial Total Billed                                        $ 44,403,745
Industrial SECURITIZATION CHARGE (SC) Billed                   $  1,360,285   3.063%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                               0.250%
Residential Customer Net Write-offs                                   0.300%
Total Net Write-offs                                                  0.270%

AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                 $  1,522,568
Commercial Class SC Collected                                  $  1,455,967
Industrial Class SC Collected                                  $  1,266,438
                                                               ------------
Total SC Collected                                             $  4,244,973

Aggregate SC Remittances for July 2005 BILLING MONTH           $  4,244,973
Aggregate SC Remittances for August 2005 BILLING MONTH         $          0
Aggregate SC Remittances for September 2005 BILLING MONTH      $          0
TOTAL CURRENT SC REMITTANCES                                   $  4,244,973

CURRENT BILLING MONTH 7/5/2005 - 8/2/2005                  COLLECTION CURVE 100%

CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                   $  1,451,856
A-3 Residential T.O.D. SC Collected                            $      4,772
A-4 Alternate Residence SC Collected                           $     35,508
A-5 Residential Farm/Life Support SC Collected                 $     30,432

TOTAL RESIDENTIAL SC COLLECTED                                 $  1,522,568

COMMERCIAL

B-1 General Primary (041) SC Collected                         $     22,671
B-General Secondary (010) SC Collected                         $    286,066
C- General Secondary (011) SC Collected                        $    493,270
D-General Primary (018) SC Collected                           $    318,792
F-Primary High Load Factor (032) SC Collected                  $     50,253
GH-General Service Heating (013) SC Collected                  $      3,252
H- Water Heating Service (014) SC Collected                    $        669
L-1 General Energy-Only Street Lighting SC Collected           $      1,543
L-2 General Service (Cust Owned) St Light SC Collected         $      2,427
L-3 General Service (Co Owned) St Light SC Collected           $      8,088
PS-1 General Secondary Public Pumping SC Collected             $      7,529
PS-2 General Primary Public Pumping SC Collected               $      7,325
PS-3 General Optional Primary Public Pumping SC Collected      $     51,419
R-1 General Secondary Resale SC Collected                      $         97
R-2 General Secondary Resale SC Collected                      $        965
R-3 General Primary Resale SC Collected                        $     30,281
ROA-P Retail Open Access Primary (110) SC Collected            $    114,900
ROA-S Retail Open Access Secondary Com SC Collected            $     48,893
SC - Special Contract Commercial SC Collected                  $      2,361
UR-General Unmetered SC Collected                              $      5,166

TOTAL COMMERCIAL SC COLLECTED                                  $  1,455,967

INDUSTRIAL

B-1 General Primary (042) SC Collected                         $     20,751
B-General Secondary (020) SC Collected                         $     34,183
C- General Secondary (021) SC Collected                        $     74,624
CG-Cogeneration/Small Power Production Purchase SC Collected   $        164
D-General Primary (028) SC Collected                           $    501,633
F-Primary High Load Factor (033) SC Collected                  $     67,854
GH-General Service Heating (023) SC Collected                  $         23
GMD General Motors SC Collected                                $     56,867
GMF General Motors SC Collected                                $    118,691
GMJ-1 General Motors SC Collected                              $      6,910
H- Water Heating Service (024) SC Collected                    $          0
I-General Primary Interruptible (034) SC Collected             $          0
J-1General Alternative Electric Metal Melting SC Collected     $     32,950

CURRENT BILLING MONTH 7/5/2005 - 8/2/2005                  COLLECTION CURVE 100%

J-General Primary Electric Furnace (037) SC Collected          $     12,559
R-3 General Primary Resale (027) SC Collected                  $      1,179
ROA-P Retail Open Access Primary (111) SC Collected            $    280,531
ROA-S Retail Open Access Secondary Ind SC Collected            $      7,084
SC - Special Contract Industrial SC Collected                  $     50,435

TOTAL INDUSTRIAL SC COLLECTED                                  $  1,266,438

TOTAL SC COLLECTED                                             $  4,244,973

Executed as of this 9th day of August 2005.

                                        CONSUMERS ENERGY COMPANY AS
                                        SERVICER


                                        /s/ Glenn P. Barba
                                        ----------------------------------------
                                        Glenn P. Barba, Vice President,
                                        Controller and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201


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